UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

                Information Statement Pursuant to Section 14 (c)
                     of the Securities Exchange Act of 1934

                           Check the appropriate box:

[X]  Preliminary Information Statement        [ ] Confidential,  for  Use of the
                                                  Commission  Only (as permitted
                                                  by Rule 14c-5 (d)(2))

[ ]  Definitive Information Statement

                           CHINA PHARMA HOLDINGS, INC.
                  (Name of Registrant As Specified In Charter)
                  --------------------------------------------




Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No:

     3)   Filing Party:

     4)   Date Filed:

                           CHINA PHARMA HOLDINGS, INC.
                         2nd Floor, No. 17, Jinpan Road
                         Haikou, Hainan Province, China


June 25, 2008

Dear Stockholder:

The accompanying Information Statement is being furnished to the holders of shares of the common stock of China Pharma Holdings, Inc. (the "Company"), a Delaware corporation. The Board of Directors (the "Board") is not soliciting your proxy and you are requested not to send us a proxy. The purpose of this Information Statement is to notify you of actions already approved by written consent of a majority of the voting stockholders and the Board.

     (1) To elect the following individuals as directors to serve for the term stated;

                  G. Michael Bennett
                  Yingwen Zhang
                  Baowen Dong

     (2) To authorize the Company's Board of Directors to amend our Bylaws in substantially the form attached as Exhibit A hereto.


The enclosed Information Statement is being mailed on or about July 7, 2008 to stockholders of record as of the close of business on February 1, 2008. You are urged to read the enclosed Information Statement in its entirety.

                          For the Board of Directors of
                          CHINA PHARMA HOLDINGS, INC.

                          By:  /s/ Zhilin Li
                          --------------------
                          Zhilin Li
                          President and Chief Executive Officer

                 THIS INFORMATION STATEMENT IS BEING PROVIDED TO
                  YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY

                              INFORMATION STATEMENT

                           CHINA PHARMA HOLDINGS, INC.
                         2nd Floor, No. 17, Jinpan Road
                         Haikou, Hainan Province, China
                        Phone: 0086-898-66811730 (China)

                                  June 25, 2008

                               GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders of the common stock (the "Shareholders"), par value $.001 per share (the "Common Stock"), of China Pharma Holdings, Inc., a Delaware Corporation (the "Company"), to notify such Stockholders of the following:

On or about February 1, 2008 the Company received written consents in lieu of a meeting of Stockholders from holders of 23,091,466 shares representing approximately 61.94% of the 37,278,938 total issued and outstanding shares of voting stock of the Company (the "Majority Stockholders") (1) to elect the following three individuals as independent members of the Board of Directors of the Company: G. Michael Bennett, Yingwen Zhang and Baowen Dong and (2) to amend our Bylaws in substantially the form attached as Exhibit A hereto.

On February 1, 2008, pursuant to Delaware General Corporation Law ("DGCL"), the Board of Directors of the Company approved the above-mentioned actions, subject to Stockholder approval. According to DGCL, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to amend the Company's Bylaws. The Majority Stockholders approved the action by written consent in lieu of a meeting on February 1, 2008, in accordance with the DGCL. Accordingly, your consent is not required and is not being solicited in connection with the approval of the action.

In order to eliminate the costs and management time involved in holding a special meeting, and in order to ratify the appointments as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company decided to utilize the written consent of the Majority Stockholders of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on February 1, 2008, as the record date (the "Record Date") for the determination of Stockholders who are entitled to receive this Information Statement.

Each share of our common stock entitles its holder to one vote on each matter submitted to the stockholders. However, because the stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the forgoing action will not become ratified until at least 20 calendar days after the mailing of this Information Statement.

This Information Statement is being mailed on or about July 7, 2008 to all Stockholders of record as of the Record Date.

                             ADDITIONAL INFORMATION

The  Company is  subject to the  informational  requirements  of the  Securities
Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and 10-QSB (the "1934 Act Filings") with the Securities and Exchange Commission (the "Commission"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

The following documents as filed with the Commission by the Company are incorporated herein by reference:

     1.   Quarterly Report on Form 10-QSB for the quarter ended March 31, 2008;

     2.   Annual Report on Form 10-KSB for the year ended December 31, 2007.

All of these documents which are being incorporated by reference into this 14C.

                          OUTSTANDING VOTING SECURITIES

As of the date of the Consent by the Majority Stockholders, February 1, 2008, the Company had 37,278,938 shares of common stock issued and outstanding. Each share of outstanding common stock is entitled to one vote on matters submitted for Stockholder approval.

On February 1, 2008, the holders of 23,091,466 shares representing approximately 64.91% of the 37,278,938 shares of common stock then outstanding executed and delivered to the Company a written consent approving the actions set forth herein. Since the action has been approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

The DGCL provides in substance that unless the Company's articles of incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of shares of our common stock owned as of February 1, 2008 by all persons (i) known to us who own more than 5% of the outstanding number of such shares, (ii) by all of our directors, and (iii) by all officers and directors of us as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned.

Title of Class   Name and Address of   Amount and Nature of
                 Beneficial Owner      Beneficial Owner      Percent of Class(1)
--------------------------------------------------------------------------------

Common Stock     Zhilin Li             10,000,000                 26.82%
Common Stock     Heung Mei Tsui        10,812,651                 29%
Common Stock     Jian Yang              2,278,815                 6.12%

Officers, Directors and Five (5)       23,091,466                 61.94%

Percent Shareholders as a Group

 (1) The percent of class is based on 37,278,938 shares of common stock issued and outstanding as of February 1, 2008.

                         DISSENTER'S RIGHTS OF APPRAISAL

The Stockholders have no right under the DGCL, the Company's articles of incorporation consistent with above or Bylaws to dissent from any of the provisions adopted as set forth herein.

Election Of Directors
---------------------

We have elected three (3) independent members to our Board of Directors. The Board and majority shareholders have approved the following three directors: G. Michael Bennett, Yingwne Zhang and Baowen Dong. Each of the board members also serve on the audit company for the company. If any nominees decline to serve or become unavailable for any reason, or if any vacancy occurs before the election (although the Company knows of no reason that this would occur), the proxies may be voted for such substitute nominees as the Company may designate. The following sets forth certain information regarding each new director of the
Company:

G. Michael Bennett

G. Michael Bennett graduated from Michigan State University and University of Michigan. He currently is a DBA candidate in Corporate Governance at City University of Hong Kong. He acted as CFO and Board Member in National Automobile Club from 1983 to 1986. After that, he worked as an accounting, tax, and audit professor in California State University from 1986 to1989, and as an accounting and audit professor in Chapman University from 1989 to 1993. He served as the CFO and Board Member in Argonaut Computers from 1993 to1998 in Southern of California. During 1998-2000, he was a basic law, accounting and tax professor in University of Hawaii and accounting, tax and audit professor in Chaminade of Honolulu. He acted as a partner of ProCFO Company based in California which provided contract CFO service for firms during 2000-2004. He was also a partner of Nexis Investment Consulting Corporation based in Beijing during 2004-2007.

Yingwen Zhang

Yingwen Zhang graduated from Department of Chemical Engineering, Tianjin University in 1967. He worked as the CEO of SINOPEC SICHUAN VINYLON WORKS from
1983 to 1988 and worked as the director of Sichuan Foreign Trade and Economic Cooperation Bureau (The Bureau of Commerce of Sichuan Province) from December, 1988 to April 2000. Since then, he has acted as the Economic and Commercial Counselor's Office of the Embassy of the People's Republic of China in Malaysia. Mr. Zhang currently is the member of the 9th Chinese People's Political Consultative Conference (CPPCC).

Baowen Dong

Baowen Dong graduated from Xian University of Science and Technology in 1966. He is the professor, researcher, director of the staff room, and the department head in Sichuan University since 1974. He is also an expert member of the Sichuan University Teaching Evaluation Council since August 2001.

Other
-----

None of the foregoing Directors or Executive Officers has, during the past five years:

     (a) Had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

     (b) Been convicted in a criminal proceeding or subject to a pending criminal proceeding; or

     (c)  Been  subject to any order,  judgment,  or  decree,  not  subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

Amendment to the Bylaws
-----------------------

The Board of Directors of the Company believes that the stockholders of the Company will benefit from the Company amending and restating its Bylaws as set forth on Exhibit A to reflect the proper name and corporate governance of the Company.


                         EFFECTIVE DATE OF RATIFICATION

Pursuant to Rule 14c-2 under the Exchange Act, the effective date of the action stated herein, shall not occur until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated hereby will be ratified on or about the close of business on July 27, 2008.

                        By Order of the Board of Directors

                        By: /s/ Zhilin Li
                        -------------------------
                        Zhilin Li, Chairman

--------------------------------------------------------------------------------



                              AMENDED AND RESTATED
                                     BYLAWS
                                       OF
                           CHINA PHARMA HOLDINGS, INC.

SECTION 1. OFFICES

          1.1. Registered Office. The registered office of the corporation shall be established and maintained at 1209 Orange Street, Corporation Trust Center, Wilmington, New Castle County, Delaware 19801.

         1.2. Principal Office. The principal office of the Corporation shall be located at the principal place of business of such other place as the Board of Directors ("Board" and each a "Director") may designate. The Corporation may have such other offices as the Board may designate or as the business of the Corporation may require.

SECTION 2. STOCKHOLDERS

         2.1. Annual Meeting. The annual meeting of the stockholders to elect Directors and transact such other business as may properly come before the meeting shall be held on a date not more than 180 days after the end of the Corporation's fiscal year, such date and time to be determined by the Board.

         2.2. Special Meetings. Special meetings of the stockholders may be called at any time by the President or a majority of the Board.

         2.3. Date, Time and Place of Meeting. Except as otherwise provide in these Bylaws, all meetings of stockholders, including those held pursuant to demand by stockholders, shall be held on such date and at such time and place designated by or at the direction of the Board.

         2.4. Notice of Meeting. Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called shall be given by or at the direction of the Board, the Chairman of the Board, the President or the Secretary to each stockholder entitled to notice of or to vote at the meeting not less than 10 nor more than 60 days before the meeting, except that notice of a meeting to act on an amendment to the Certificate of Incorporation, a plan of merger or share exchange, the sale, lease, exchange or other disposition of all or substantially all of the Corporation's assets other than in the regular course of business or the dissolution of the Corporation shall be given not less than 20 or more than 60 days before such meeting. If an annual or special stockholders' meeting is adjourned to a different date, time or place, no notice of the new date, time or place is required if they are announced at the meeting before adjournment. If a new record date for the adjourned meeting is or must be fixed, notice of the adjourned meeting must be given to stockholders entitled to notice of or to vote as of the new record date.

         Such notice may be transmitted by mail, private carrier, personal delivery, telegraph, teletype or communications equipment that transmits a facsimile of the notice. If those forms of written notice are impractical in the view of the Board, the Chairman of the Board, the President or the Secretary, written notice may be transmitted by an advertisement in a newspaper of general circulation in the area of the Corporation's principal office. If such notice is mailed, it shall be deemed effective when deposited in the official government mail, first-class postage prepaid, properly addressed to the stockholder at such stockholder's address as it appears in the Corporation's current record of stockholders. Notice given in any other manner shall be deemed effective when dispatched to the stockholder's address, telephone number or other number appearing on the records of the Corporation. Any notice given by publication as herein provided shall be deemed effective five days after first publication.

         2.5. Waiver of Notice. Whenever any notice is required to be given by an stockholder under the provisions of these Bylaws, the Certificate of Incorporation or the Delaware General Corporation Law ("DGCL"), a waiver of notice in writing, signed by the person or persons entitled to such notice and delivered to the Corporation, whether before or after the date and time of the meeting or before or after the action to be taken by consent is effective, shall be deemed equivalent to the giving of such notice. Further, notice of the time, place and purpose of any meeting will be deemed to be waived by any stockholder by attendance in person or by proxy, unless such stockholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting.

         2.6. Fixing of Record Date for Determining Stockholders. For the purpose of determining stockholders entitled (a) to notice of or to vote at any meeting of stockholders or any adjournment thereof, (b) to demand a special meeting, or (c) to receive payment of any dividend, or in order to make a determination of stockholders for any other purpose, the Board may fix a future date as the record date for any such determination. Such record date shall be not more than 60 days, and, in case of a meeting of stockholders, not less than10 days, prior to the date on which the particular action requiring such determination is to be taken. If no record date is fixed for the determination of stockholders entitled to notice of or to vote a meeting, the record date shall be the day immediately preceding the date on which notice of the meeting is first given to stockholders. Such a determination shall apply to any adjournment of the meeting unless the Board fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. If no record date is set for the determination of stockholders entitled to receive payment of any stock, dividend or distribution (other than one involving a purchase, redemption or other acquisition of the Corporation's shares), the record date shall be the date the Board authorizes the stock dividend or distribution. The Corporation shall not close its stock transfer books for any purpose while any shares are listed on any stock exchange.

         2.7. Advance Notice of Business at Annual Meetings. At any annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be brought properly before an annual meeting, business must be either (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the President or the Board, (2) otherwise properly brought before the meeting by or at the direction of the Board, or (3) properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be brought properly before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation by the close of business on the Advance Notice Date (as defined below). A stockholder's notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting
(1) a brief  description of the business desired to be brought before the annual



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

meeting and the reasons for conducting such business at the annual meeting, (2) the name and record address of the stockholder proposing such business, (3) the class and number of shares of the corporation that are beneficially owned by the stockholder and (4) any material interest of the stockholder in such business.

         For the purposes of these Bylaws, the "Advance Notice Date" shall be one of the following:

         (a) in the case of an annual meeting only, the date 75 days before the anniversary date of the prior year's meeting, if (i) there was an annual meeting in the prior year and (ii) the date of the current year's annual meeting is not more than 30 days before or after the anniversary date of the prior year's annual meeting; or

         (b) if clause (a) does not apply, the date 45 days prior to the date of the current year's annual meeting or a special meeting if at least 60 days' notice or prior public disclosure of the date of the current year's annual meeting or the special meeting is given or made; or

         (c) if neither clause (a) nor clause (b) applies, the date 15 days after the day on which notice of the date of the current year's annual meeting or the special meeting was mailed or public disclosure was made.

         Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 2.7, provided, however, that nothing in this Section 2.7 shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting in accordance with said procedure.

         The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the foregoing procedure, and if the chairman should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

         2.8. Voting List. The officer who has charge of the stock ledger of the corporation shall prepare and make or have made, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing contained in this section shall require the corporation to include electronic mail addresses or other electronic contact information on such list.

          Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled by this section to examine the stock ledger, the list required by this section or the books and records of the corporation or to vote in person or by proxy at any meeting of stockholders.

         2.9. Quorum. Except with respect to any greater requirement contained in the Certificate of Incorporation or the DGCL, one-third of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Certificate of Incorporation or the DGCL, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of stockholders. If less than the required number of such votes are represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time. Any business may be transacted at a reconvened meeting that might have been transacted at the meeting as originally called, provided a quorum is present or represented at such meeting. Once a share is represented for any purpose at a meeting other than solely to object to holding the meeting or transacting business, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment (unless a new record date is or must be set for the adjourned meeting), notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

         2.10. Manner Of Acting. If a quorum is present, action on a matter other than the election of Directors shall be approved if the votes cast in favor of the action by the shares entitled to vote and be counted collectively upon such matter exceed the votes cast against such action by the shares entitled to vote and be counted collectively thereon, unless the Certificate of Incorporation or the DGCL requires a greater number of affirmative votes. Whenever the DGCL permits a Corporation's Bylaws to specify that a lesser number of shares than would otherwise be required shall suffice to approve an action by stockholders, these Bylaws hereby specify that the number of shares required to approve such an action shall be such lesser number.

         2.11. Proxies. A stockholder may vote by proxy executed in writing by the stockholder or by his or her attorney-in-fact or agent. Such proxy shall be effective when received by the Secretary or other officer or agent authorized to tabulate votes. A proxy shall become invalid 3 years after the date of its execution, unless otherwise provided in the proxy. A proxy with respect to a specified meeting shall entitle its holder to vote at any reconvened meeting following adjournment of such meeting but shall not be valid after the final adjournment.

         2.12. Voting Shares. Except as provided in the Certificate of Incorporation, each outstanding share entitled to vote with respect to a matter submitted to a meeting of stockholders shall be entitled to one vote upon such matter.

         2.13. Voting for Directors.

                  2.13.1. Except as otherwise required by law, directors shall be elected by a plurality of the votes cast at a meeting of stockholders by the holders of shares entitled to vote in the election.

                  2.13.2. Whenever any corporate action, other than the election of directors, is to be taken by vote of the stockholders at a meeting, it shall, except as otherwise required by law or the Certificate of Incorporation, be authorized by a majority of the votes cast thereat, in person or by proxy.

         2.14. Conduct of Meeting. Meetings of the stockholders shall be presided over by one of the following officers in the order specified and if present and acting: the Chairman of the Board, the President, or if none of the foregoing is in office and present and acting, a chairman designated by the Board or, in the absence of such designation, a chairman chosen by the stockholders at the meeting. The Secretary of the Corporation, if present, shall act as secretary of every meeting, but if the Secretary is not present the chairman of the meeting shall appoint a secretary of the meeting.

         The Board may adopt such rules, regulations and procedures for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, (i) the establishment of an agenda or order of business for the meeting, (ii) rules and procedures for maintaining order at the meeting and the safety of those present,
(iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine,
(iv) restrictions on entry to the meeting after the time fixed for the commencement thereof, and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

         2.15. Action Without A Meeting. Whenever stockholders are required or permitted to take any action at a meeting or by vote, such action may be taken without a meeting, without prior notice and without a vote, by consent in writing setting forth the action so taken, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

         2.16. Inspectors of Election.

                  2.16.1. The Chairman of any meeting of the stockholders may appoint one or more Inspectors of Election ("Inspectors"). Any Inspector may be removed, and a new Inspector or Inspectors appointed, by the Board at any time.

                  2.16.2. The Inspectors need not be stockholders of the Corporation, and any director or officer of the Corporation may be an Inspector on any question other than a vote for or against his election to any position with the Corporation or on any other matter in which he may be directly interested.

                  2.16.3. Any Inspector so appointed to act at any meeting of the stockholders, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of Inspector at such meeting with strict impartiality, and according to the best of his or her ability.

                  2.16.4. The Inspectors shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, hear and determine all challenges and questions arising in connection with the right to vote, decide upon the qualifications of voters, accept, count and tabulate all votes and ballots (if any), declare the results of such vote, and do such acts as are proper to conduct the election or vote with fairness to all stockholders entitled to vote thereat.

                  2.16.5. Unless waived by vote of the stockholders pursuant to these Bylaws, the Inspectors shall deliver to the secretary of the meeting a certificate stating the number of shares of stock issued and outstanding and entitled to vote thereon and the number of shares voted for and against the question, respectively, as well as any challenge, question or matter determined by him or them at such meeting.

SECTION 3. BOARD OF DIRECTORS

         3.1. General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board, except as may be otherwise provided in these Bylaws, the Certificate of Incorporation or the DGCL.

         3.2. Number and Tenure. The Board shall be composed of not less than one nor more than nine Directors. At each annual meeting of stockholders, directors shall be elected to serve until the next annual meeting or until his or her resignation or removal. At each meeting of the stockholders for the election of directors at which a quorum is present, the persons receiving the greatest number of votes, up to the number of directors to be elected, of the stockholders present in person or by proxy and entitled to vote thereon shall be the directors; provided, however, that for purposes of such vote no stockholder shall be allowed to cumulate his votes. Election of directors may be conducted in any manner approved at such meeting.

         3.3. Annual and Regular Meetings. An annual Board meeting shall be held without notice immediately after and at the same place as the annual meeting of stockholders. By resolution the Board, or any committee designated by the Board, may specify the time and place for holding regular meetings without notice other than such resolution.

         3.4. Special Meetings. Special meetings of the Board or any committee designated by the Board may be called by or at the request of the Chairman of the Board, the President, the Secretary or, in the case of special Board meetings, any one-third or more of the Directors in office and, in the case of any special meeting of any committee designated by the Board, by its Chairman. The person or persons authorized to call special meetings may fix any place for holding any special Board or committee meeting called by them.

         3.5. Meetings by Communications Equipment. Members of the Board or any committee designated by the Board may participate in a meeting of such Board or committee by, or conduct the meeting through the use of, any means of communication by which all Directors participating in the meeting can hear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.

         3.6. Notice Of Special Meetings. Notice of a special Board or committee meeting stating the place, day and hour of the meeting shall be given to a Director in writing or orally. Neither the business to be transacted at nor the purpose of any special meeting need be specified in the notice of such meeting. It shall be deemed sufficient notice to a director to send notice by mail at least five days before the meeting, or by fax at least two days before the meeting.

         3.7. Waiver of Notice.

                  3.7.1. In Writing. Whenever any notice is required to be given to any Director under the provisions of these Bylaws, the Certificate of Incorporation or the DGCL, a waiver thereof in writing, signed by the person or persons entitled to such notice and delivered to the Corporation, whether before or after the date and time of the meeting, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any regular or special meeting of the Board or any committee designated by the Board need be specified in the waiver of notice of such meeting.

                  3.7.2. By Attendance. A Director's attendance at or participation in a Board or committee meeting shall constitute a waiver of notice of such meeting, unless the Director at the beginning of the meeting, or promptly upon his or her arrival, objects to holding the meeting or transacting business at such meeting and does not thereafter vote for or assent to action taken at the meeting.

         3.8. Quorum.

                  3.8.1. A majority of the number of Directors fixed by or in the manner provided in these Bylaws shall constitute a quorum for the transaction of business at any Board meeting, except that when the number of Directors constituting the whole Board shall be an even number, one-half of that number shall constitute a quorum. If less than a majority are present at a meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice.

                  3.8.2. A majority of the number of Directors composing any committee of the Board, as established and fixed by resolution of the Board, shall constitute a quorum for the transaction of business at any meeting of such committee but, if less than a majority are present at a meeting, a majority of such Directors present may adjourn the committee meeting from time to time without further notice.

         3.9. Manner of Acting. If a quorum is present when the vote is taken, the act of the majority of the Directors present at a Board or committee meeting shall be the act of the Board or such committee, unless the vote of a greater number is required by these Bylaws, the Certificate of Incorporation or the DGCL.

         3.10. Presumption of Assent. A Director of the Corporation who is present at a Board or committee meeting at which any action is taken shall be deemed to have assented to the action taken unless (a) the Director objects at the beginning of the meeting, or promptly upon the Director's arrival, to holding the meeting or transacting any business at such meeting, (b) the Director's dissent or abstention from the action taken is entered in the minutes of the meeting, or (c) the Director delivers written notice of the Director's dissent or abstention to the presiding officer of the meeting before its adjournment or to the Corporation within a reasonable time after adjournment of the meeting. The right of dissent or abstention is not available to a Director who votes in favor of the action taken.

         3.11. Action by Board or Committees Without a Meeting. Any action that could be taken at a meeting of the Board or of any committee created by the Board may be taken without a meeting if one or more written consents setting forth the action so taken are signed by each of the Directors or by each committee member either before or after the action is taken and delivered to the Corporation. Action taken by written consent of Directors without a meeting is effective when the last Director signs the consent, unless the consent specifies a later effective date. Any such written consent shall be inserted in the minute book as if it were the minutes of a Board or a committee meeting.

         3.12. Resignation. Any Director may resign from the Board or any committee of the Board at any time by delivering either oral tender of resignation at any meeting of the Board or any committee, or written notice to the Chairman of the Board, the President, the Secretary or the Board. Any such resignation is effective upon delivery thereof unless the notice of resignation specifies a later effective date and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         3.13. Removal. At a meeting of stockholders called expressly for that purpose, one or more members of the Board, including the entire Board, may be removed with or without cause (unless the Certificate of Incorporation permit removal for cause only) by the holders of the shares entitled to elect the Director or Directors whose removal is sought if the number of votes cast to remove the Director exceeds the number of votes cast not to remove the Director.

         3.14. Vacancies. If a vacancy occurs on the Board, including a vacancy resulting from an increase in the number of Directors, the Board may fill the vacancy, or, if the Directors in office constitute fewer than a quorum of the Board, they may fill the vacancy by the affirmative vote of a majority of all the Directors in office. The stockholders may fill a vacancy only if there are no Directors in office. A Director elected to fill a vacancy shall serve only until the next election of Directors by the stockholders.

         3.15. Executive and Other Committees.

                  3.15.1. Creation Of Committees. The Board, by resolution adopted by the greater of a majority of the Directors then in office and the number of Directors required to take action in accordance with these Bylaws, may create standing or temporary committees, including an Executive Committee, and appoint members from its own number and invest such committees with such powers as it may see fit, subject to such conditions as may be prescribed by the Board, the Certificate of Incorporation, these Bylaws and applicable law. Each committee must have two or more members, who shall serve at the pleasure of the Board.

                  3.15.2. Authority of Committees. Each Committee shall have and may exercise all the authority of the Board to the extent provided in the resolution of the Board creating the committee and any subsequent resolutions adopted in like manner, except that no such committee shall have the authority to: (1) authorize or approve a distribution except according to a general formula or method prescribed by the Board, (2) approve or to propose to stockholders actions or proposals required by the DGCL to be approved by stockholders, (3) fill vacancies on the Board or any committee thereof, (4) amend the Certificate of Incorporation pursuant to DGCL, (5) adopt, amend or repeal Bylaws, (6) approve a plan of merger not requiring stockholder approval, or (7) authorize or approve the issuance or sale of contract for sale of shares, or determine the designation and relative rights, preferences and limitations of a class or series of shares except that the Board may authorize a committee or a senior executive officer of the Corporation to do so within limits specifically prescribed by the Board.

                  3.15.3. Minutes of Meetings. All committees shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose.

                  3.15.4. Removal. The Board may remove any member of any committee elected or appointed by it but only by the affirmative vote of the greater of a majority of Directors then in office and the number of Directors required to take action in accordance with these Bylaws.

         3.16. Compensation. By Board resolution, Directors and committee members may be paid either expenses, if any, of attendance at each Board or committee meeting, or a fixed sum for attendance at each Board or committee meeting, or a stated salary as Director or a committee member, or a combination of the foregoing. No such payment shall preclude any Director or committee member from serving the Corporation in any other capacity and receiving compensation therefore.

         3.17. Qualification of Directors. A director need not be a stockholder, a citizen of the United States or a resident of the State of Delaware.

         3.18. Interest of Director in a Transaction.

                  3.18.1. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorized the contract or transaction, or solely because his or their votes are counted for such purpose, if:

                  (a) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee, in good faith, authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than as quorum; or

                  (b) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved, in good faith, by vote of the stockholders; or

                  (c) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders.

                  3.18.2. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorized the contract or transaction.

SECTION 4. OFFICERS

         4.1. Appointment and Term. The officers of the Corporation shall be those officers appointed from time to time by the Board or by any other officer empowered to do so. The Board shall have sole power and authority to appoint executive officers. As used herein, the term "executive officer" shall mean the President, the chief financial officer and any other officer designated by the Board as an executive officer. The Board or the President may appoint such other officers to hold office for such period, have such authority and perform such duties as may be prescribed. The Board may delegate to any other officer the power to appoint any subordinate officers and to prescribe their respective terms of office, authority and duties. Any two or more offices may be held by the same person. Unless an officer dies, resigns or is removed from office, he or she shall hold office until his or her successor is appointed.

         4.2. Resignation. Any officer may resign at any time by delivering written notice to the Corporation. Any such resignation is effective upon delivery, unless the notice of resignation specifies a later effective date, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective.

         4.3. Removal. Any officer may be removed by the Board at any time, with or without cause. An officer or assistant officer, if appointed by another officer, may be removed at any time, with or without cause, by any officer authorized to appoint such officer or assistant officer.

         4.4. Contract Rights of Officers. The appointment of an officer does not itself create contract rights.

         4.5. Chairman of the Board. If appointed, the Chairman of the Board shall perform such duties as shall be assigned to him or her by the Board from time to time, and shall preside over meetings of the Board and stockholders unless another officer is appointed or designated by the Board of Chairman of such meetings.

         4.6. Chief Executive Officer and President. The Chief Executive Officer and President of the Corporation shall have the general powers and duties of supervision and management usually vested in that position of a corporation. The Chief Executive Officer and President shall preside at all meetings of the stockholders if present thereat, and in the absence or non-election of the Chairman of the Board of Directors, at all meetings of the Board of Directors, and shall have general supervision, direction and control of the business of the corporation. Except as the Board of Directors shall authorize the execution thereof in some other manner, the Chief Executive Officer and President shall execute bonds, mortgages and other contracts in behalf of the corporation, and shall cause the seal to be affixed to any instrument requiring it and when so affixed the seal shall be attested by the signature of the Secretary or an Assistant Secretary.

        4.7. Chief Operating Officer. In the event of the death of the Chief Executive Officer or his or her inability to act, the Chief Operating Officer hall perform the duties of the Chief Executive Officer, except as may be limited by resolution of the Board, with all the powers of and subject to all he restrictions upon the Chief Executive Officer. The Chief Operating Officer shall perform such other duties as from time to time may be assigned to them by the Chief Executive Officer or by or at the direction of the Board.

         4.8. Secretary. If appointed, the Secretary shall be responsible for preparation of minutes of the meetings of the Board and stockholders, maintenance of the Corporation records and stock registers, and authentication of the Corporation's records, and shall in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board. In the absence of the Secretary, an Assistant Secretary may perform the duties of the Secretary.

         4.9. Treasurer. If appointed, the Treasurer shall have charge and custody of and be responsible for all funds and securities of the Corporation, receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in banks, trust companies or other depositories selected in accordance with the provisions of these Bylaws, and in general perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board. In the absence of the Treasurer, an Assistant Treasurer may perform the duties of the Treasurer.

         4.10. Salaries. The salaries of the officers shall be fixed from time to time by the Board or by any person or persons to whom the Board has delegated such authority. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a Director of the Corporation.

SECTION 5. CERTIFICATES FOR SHARES AND THEIR TRANSFER.

         5.1. Issuance of Shares. No shares of the Corporation shall be issued unless authorized by the Board, or by a committee designated by the Board to the extent such committee is empowered to do so.

         5.2. Certificates for Shares. Certificates representing shares of the Corporation shall be signed, either manually or in facsimile, by the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary and shall include on their face written notice of any restrictions that may be imposed on the transferability of such shares. All certificates shall be consecutively numbered or otherwise identified.

         Notwithstanding the foregoing provisions regarding certificates for stock, the Board may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation's stock be uncertificated. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation (or the transfer agent or registrar, as the case may be).

         5.3. Stock Records. The stock transfer books shall be kept at the principal office at the Corporation or at the office of the Corporation's transfer agent or registrar. The name and address of each person to whom]certificates for shares are issued, together with the class and number of shares represented by each such certificate and the date of issue thereof, shall be entered on the stock transfer books of the Corporation. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

         5.4. Transfer of Shares of Stock. Subject to the restrictions, if any, stated or noted on the stock certificates, transfers of shares of the Corporation shall be made only on the stock transfer books of the Corporation pursuant to authorization or document of transfer made by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary of the Corporation. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificates for a like number of shares shall have been surrendered and canceled. Uncertificated shares of stock may be transferred in accordance with such rules and regulations as the Chairman of the Board, the President, or any Vice President, the Treasurer or the Secretary of the Corporation may deem expedient concerning such transfer.

         5.5. Lost or Destroyed Certificates. In the case of a lost, destroyed or damaged certificate, a new certificate (or uncertificated shares) may be issued in its place upon such terms and indemnity to the Corporation as the Board may prescribe.

SECTION 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

         6.1. Action by Others. The Corporation (1) shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a Director or an officer of the Corporation and (2) except as otherwise required by Section 6.3 of this Article, may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee, agent of or participant in another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts actually and reasonably incurred by such person in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably] believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

         6.2. Actions by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee, agent of or participant in another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence or misconduct in the performance of his or her duty to the Corporation unless and only to the extent that the



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Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

         6.3. Successful Defense. To the extent that it is determined by a final judicial determination that a person who is or was a Director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 6.1 or Section
6.2 of this Article, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees)actually and reasonably incurred by him or her in connection therewith.

         6.4. Specific  Authorization.  Any indemnification under Section 6.1 or
Section 6.2 of this Article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in said Sections 6.1 and 6.2. Such determination shall be made (1) by the Board by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

         6.5. Advance of Expenses. Expenses incurred by any person who may have a right of indemnification under this Article in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the specific case upon receipt of an undertaking by or on behalf of the Director, officer, employee or agent to repay such amount if it shall ultimately be finally judicially determined that he or she is not entitled to be indemnified by the Corporation pursuant to this Article.

         6.6. Right of Indemnity Not Exclusive. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         6.7. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of or participant in another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article, Section 145 of the DGCL or otherwise.



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         6.8.  Invalidity of Any  Provisions of This Article.  The invalidity or unenforceability of any provision of this Article shall not affect the validity or enforceability of the remaining provisions of this Article.

SECTION 7. AMENDMENTS.

         These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board, except that the Board may not repeal or amend any Bylaw that the stockholders have expressly provided, in amending or repealing such Bylaw, may not be amended or repealed by the Board. The stockholders may also alter, amend and repeal these Bylaws or adopt new Bylaws. All Bylaws made by the Board may be amended, repealed, altered or modified by the stockholders.

SECTION 8. GENERAL PROVISIONS

         8.1. Fiscal Year. Except as otherwise designated from time to time by the Board , the fiscal year of the Corporation shall begin on the first day of January and end on the last day of December.

         8.2. Corporate Seal. The corporate seal shall be in such form as shall be approved by the Board. The Secretary shall be the custodian of the seal, and a duplicate seal may be kept and used by any other officer the Board may authorize.

         8.3. Certificate of Incorporation. All references in these Bylaws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the Corporation, as in effect from time to time.

         8.4. Execution of Instruments. The President and the Secretary shall have power to execute and deliver on behalf and in the name of the Corporation any instrument requiring the signature of an officer of the Corporation, including deeds, contracts, mortgages, bonds, notes, debentures, checks, drafts and other orders for the payment of money. In addition, the Board, the President and the Secretary may expressly delegate such powers to any other officer or agent of the Corporation.

         8.5. Voting of Securities. The President and the Secretary, and each other person authorized by the Board, each acting singly, may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for this Corporation (with or without power of substitution) at any meeting of stockholders or owners of other interests of any other corporation or organization the securities of which may be held by this Corporation. In addition, the Board, the President or the Secretary may expressly delegate such powers to any other officer or agent of the Corporation.

         8.6. Evidence of Authority. A certificate by the Secretary or a temporary secretary as to any action taken by the stockholders, directors, a committee or any officer or representative of the Corporation shall, as to all persons who rely on the certificate in good faith, be conclusive evidence of that action.

         8.7. Transactions with Interested Parties. No contract or transaction between the Corporation and one or more of the directors or officers, or between the Corporation and any other corporation, partnership, association or other



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organization  in which one or more of the directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for that reason or solely because the director or officer is present at or participates in the meeting of the Board or a committee of the Board that authorizes the contract or transaction or solely because the vote of any such director is counted for such purpose, if:

                  (a) The material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the Board or such committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

                  (b) The material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

                  (c) The contract or transaction is fair to the Corporation as of the time it is authorized, approved or ratified by the Board, a committee of the Board or the stockholders.

         Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee that authorizes the contract or transaction.

         8.8. Books and Records. The books and records of the Corporation shall be kept at such places within or without the State of Delaware as the Board may from time to time determine.












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                            CERTIFICATE OF SECRETARY

                  I, the undersigned, do hereby certify:

                  1. That I am the duly elected and acting secretary of China Pharma Holdings, Inc., a Delaware corporation; and

                  2. That the foregoing Amended and Restated Bylaws, comprising fifteen (15) pages, constitute the Bylaws of said corporation as duly adopted by the board of directors of said corporation by a Unanimous Written Consent dated as of February 1, 2008.

                  IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation this 1st day of February 2008.




                                                         /s/ JianYang
                                                         ------------
                                                         Jian Yang, Secretary
















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